UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)
April 16, 2010

Georgia International Mining Corp.
(Exact Name of Registrant as Specified in Its Charter)

NEVADA
(State or Other Jurisdiction of Incorporation)

000-52482	20-2308107
(Commission File Number)	(IRS Employer Identification No.)

2601 E. Turquoise Drive, Phoenix, AZ 85028
(Address of Principal Executive Offices)      (Zip Code)

602-206-3582
(Registrant's Telephone Number, Including Area Code)

_________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of  the following provisions (see General Instruction A.2. below):

   ☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   ☐   Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   ☐   Pre-commencement  communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   ☐   Pre-commencement  communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On April 16, 2010, Georgia International Mining Corp. (the “Company”) formally informed Seale and Beers, CPAs, of their dismissal as the Company’s independent registered principal accountants.

During the Company’s two most recent fiscal years preceding the termination of Seale and Beers, CPAs, and through April 16, 2010, there were no disagreements with Seale and Beers, CPAs which were not resolved on any matter concerning accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of  Seale and Beers, CPAs would have caused Seale and Beers, CPAs to make reference to the subject matter of the disagreements in connection with its reports. Seale and Beers, CPAs as the Company’s principal independent accountant, did not provide an adverse opinion or disclaimer of opinion to the Company’s financial statements, nor modify its opinion as to uncertainty, audit scope or accounting principles, except that the reports of Seale and Beers, CPAs for the fiscal years ended December 31, 2008 and 2009 indicated conditions which raised substantial doubt about the Company’s ability to continue as a going concern.

We provided Seale and Beers, CPAs with a copy of this disclosure before its filing with the SEC. We requested that Seale and Beers, CPAs provide us with a letter addressed to the SEC stating whether or not it agrees with the above statements.  A copy of the letter provided by Seale and Beers, CPAs is filed as Exhibit 16.1 to this Form 8-K.

On April 16, 2010 the board of directors of the Company approved and authorized the engagement of Hanlin Moss Group, P.S. 1411 Fourth Avenue, Suite 410, Seattle, WA 98101 as the principal independent accountant for the Company.

During the two most recent fiscal years and through April 16, 2010, the Company had not consulted with Hanlin Moss Group, P.S. regarding any of the following:

(i)	The application of accounting principles to a specific transaction, either completed or proposed;

(ii)
The type of audit opinion that might be rendered on the Company’s consolidated financial statements, and none of the following was provided to the Company:  (a) a written report, or (b) oral advice that Hanlin Moss Group, P.S. concluded was an important factor considered by the Company in reaching a decision as to accounting, auditing or financial reporting issue; or

(iii)	Any matter that was subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K

ITEM 9.01   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

a)    Not Applicable.

b)    Not Applicable.

c)    Exhibits

No.	Exhibits

16.1	Letter from Seale and Beers, CPAs, dated April 16, 2010 to the Securities and Exchange Commission regarding statements included in this Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 16, 2010

By: /s/ Ed Forister
Name:   Ed Forister
Title:  President, CEO, CFO